Exhibit 10.2

                               GUARANTY AGREEMENT

          UNCONDITIONAL GUARANTY OF PAYMENT (this "Guaranty"), is made as of May 24, 1999 by METROPOLITAN PARTNERS LLC (the "Company"), and each of the other guarantor signatory parties hereto, (collectively, "Guarantor"), in favor of UBS AG, STAMFORD BRANCH, as administrative agent (the "Agent") for the benefit of the banks (the "Lenders") that are from time to time parties to that certain Credit Agreement (the "Credit Agreement"), dated as of May 24, 1999, among Metropolitan Operating Partnership, L.P. ("Borrower"), the Lenders, Warburg Dillon Read, as Arranger and Book Manager, and the Agent.

          Capitalized terms not otherwise defined in this Guaranty shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, pursuant to the terms of the Credit Agreement, the Borrower has requested that the Lenders make a Loan to the Borrower, to be jointly and severally guaranteed by the Guarantor and to be evidenced by certain Promissory Notes (the "Notes"), each dated as of May 24, 1999, in the aggregate principal amount of $130,000,000, payable by the Borrower to the order of the Lenders respective to their Pro Rate Shares of the Loans;

          WHEREAS, this Guaranty is the "Guaranty" referred to in the Credit Agreement;

          WHEREAS, the Company owns [99.8%] limited and general partnership interest in the Borrower;

          [WHEREAS, after giving effect to the consummation of the Mergers (as defined in the Credit Agreement) the remaining Guarantors are each directly or indirectly wholly-owned businesses of the Company or the Borrower]; and

          WHEREAS, in order to induce the Agent and the Lenders to make the Loans to the Borrower, and to satisfy one of the conditions in the Credit Agreement with respect thereto, Guarantor has agreed to enter into this Guaranty.

          NOW THEREFORE, in consideration of the premises and the direct and indirect benefits to be derived from the making of the Loans by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

          1. Guarantors, on behalf of themselves and their successors and assigns, each hereby irrevocably, absolutely, and unconditionally jointly and severally guarantee the full and punctual payment when due, whether at stated maturity or otherwise, of all obligations of the Borrower now or hereafter existing under the Note or under any of the other Loan Documents to which the Borrower is a party (all such obligations set forth in this Paragraph 1 being referred to as the "Guaranteed Obligations"), and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agent in enforcing its rights under this Guaranty.

          2. It is agreed that the obligations of Guarantor hereunder are primary and this Guaranty shall be enforceable against Guarantor and its successors and as signs without the necessity for any suit or proceeding of any kind or nature whatsoever brought by the Agent against the Borrower or its successors or assigns or any other party or against any security for the payment and performance of the Guaranteed Obligations and, to the extent permitted by applicable law, without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in the Borrower's financial condition and any other fact which might materially increase the risk to Guarantor), all of which Guarantor, to the extent permitted by applicable law, hereby expressly waives; and, to the extent permitted by applicable law, Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of, or the failure to assert by the Agent against the Borrower or its respective successors or assigns, any of the rights or remedies reserved to the Agent pursuant to the provisions of the Loan Documents. Guarantor hereby agrees that, to the extent permitted by applicable law, any notice or directive given at any time to the Agent which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by the Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Agent has specifically agreed otherwise in writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, the Agent, the Lenders would not make the requested Loan to the Borrower.

          3. To the extent permitted by applicable law, Guarantor hereby waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by the Agent of, this Guaranty. To the extent permitted by applicable law, Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, offset, set-off or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by the Agent other than the defense of the actual timely payment and performance by the Borrower of the Guaranteed Obligations hereunder. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against the Agent of any kind.

          4. The provisions of this Guaranty are for the benefit of the Agent on behalf of the Lenders and their successors and permitted assigns, and nothing herein contained shall impair as among the Borrower and the Agent the obligations of the Borrower under the Loan Documents.

          5. This Guaranty shall be a continuing, unconditional and absolute guaranty and, to the extent permitted by applicable law, the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, although without notice or the further consent of Guarantor:

          (i) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

          (ii) any extension of time that may be granted by the Agent to the Borrower, any guarantor, or their respective successors or assigns; or

          (iii) any action which the Agent may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to the Agent under this Guaranty or available to the Agent at law, in equity or otherwise, or any action on the part of the Agent granting indulgence or extension in any form whatsoever; or

          (iv) any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which the Agent and/or the Lenders have been granted a lien or security interest to secure any indebtedness of the Borrower to the Agent and/or the Lenders; or

          (v) any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by the Borrower to the Agent and/or the Lenders; or

          (vi) the application of any sums by whomsoever paid or however realized to any amounts owing by the Borrower to the Agent and/or the Lenders under the Loan Documents in such manner as the Agent shall determine in its sole discretion; or

          (vii) the Borrower's or any guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of the Borrower's or guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting the Borrower or any guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of the Borrower or any guarantor from the payment and performance of their respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of the Borrower or any guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or Guarantor's liability under this Guaranty, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

          (viii) any improper disposition by the Borrower of the proceeds of the Loans, it being acknowledged by Guarantor that the Agent shall be entitled to honor any request made by the Borrower for a disbursement of such proceeds and that the Agent shall have no obligation to see the proper disposition by the Borrower of such proceeds.

          6. Guarantor hereby agrees that if at any time all or any part of any payment at any time received by the Agent from the Borrower under any of the Notes or other Loan Documents or Guarantor under or with respect to this Guaranty is or must be rescinded or returned by the Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or Guarantor), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by the Agent, and Guarantor's obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to the Agent had never been made.

          7. Until this Guaranty is terminated pursuant to the terms hereof, the Guarantor (i) shall have no right of subrogation against the Borrower or any entity comprising same by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder; (ii) hereby waives any right to enforce any remedy which Guarantor now or hereafter shall have against the Borrower or any entity comprising the same by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder; and (iii) shall subordinate any liability or indebtedness of the Borrower or any entity comprising same now or hereafter held by Guarantor to the obligations of the Borrower under the Loan Documents; provided that nothing contained herein shall limit the right of the Guarantor to receive any amount from the Borrower or any entity comprising the same that is not prohibited by the terms of the Loan Documents.

          8. Guarantor hereby represents and warrants on its own behalf to the Agent with the knowledge that the Agent is relying upon the same, as follows:

          (i) as of the date hereof, the Company owns a 99.8% limited partnership interest in the Borrower and the Company is familiar with the financial condition of the Borrower;

          (ii) as of the date hereof, and after giving effect to the consummation of the mergers, each Guarantor (other than the Company) is a subsidiary of the Borrower

          (iii) based upon such relationship, Guarantor has determined that it is in its best interest to enter into this Guaranty;

          (iv) this Guaranty is necessary and convenient to the conduct, promotion and attainment of Guarantor's business, and is in furtherance of Guarantor's business purposes;

          (v) the benefits to be derived by Guarantor from the Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations of Guarantor undertaken pursuant to this Guaranty;

          (vi) each Guarantor is Solvent and has full corporate, partnership, limited liability company or trust power, as the case may be, and legal right to enter into this Guaranty and to perform its obligations under the terms hereof and (i) Guarantor is organized or formed and validly existing under the laws of the state of its establishment or formation, (ii) Guarantor has complied with all provisions of applicable law in connection with all aspects of this Guaranty, and (iii) the person executing this Guaranty on behalf of Guarantor has all the requisite power and authority to execute and deliver this Guaranty; and

          (vii) this Guaranty has been duly executed by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms except as enforce ability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity whether such enforceability is considered in a proceeding in equity or at law.

          9. Guarantor and the Agent acknowledge and agree that this Guaranty is a guaranty of payment and not of collection and enforcement in respect of any obligations which may accrue to the Agent and/or the Lenders from the Borrower under the provisions of any Loan Document.

          10. Subject to the terms and conditions of the Credit Agreement, and only in conjunction with a transfer permitted thereunder, the Agent may assign any or all of its rights under this Guaranty.

          11. Guarantor agrees, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by the Agent or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms or in order to implement more fully the intent of this Guaranty, provided, that, any such modification, amendment, additional instrument or document shall not increase Guarantor's obligation's or diminish its rights hereunder and shall be reasonably satisfactory as to form to Guarantor and to Guarantor's counsel.

          12. The representation and warranties of the Guarantor set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof.

          13. This Guaranty together with the Credit Agreement and the other Loan Documents contains the entire agreement among the parties with respect to the Loans being made to the Borrower simultaneously with the execution and delivery hereof, and supersedes all prior agreements relating to such Loans and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantor and the Agent.

          14. If all or any portion of any provision contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions thereof shall continue in full force and effect.

          15. In order for any demand, request or notice to the respective parties hereto to be effective, such demand, request or notice shall be given, in writing, by delivering the same personally or by nationally recognized overnight courier service or by mailing, by certified or registered mail, postage prepaid or by telecopying the same, addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others. Any such demand, request or notice sent as aforesaid shall be deemed to have been received by the party to whom it is addressed upon delivery, if personally delivered and on the actual receipt thereof, if sent by certified or registered mail or by telecopier, and when transmitted, if sent by telex:

If to the
Borrower:                 225 Broadhollow Road
                          Melville, New York 11747
                          Attention: Michael Maturo
                          Telecopy: (516) 756-1764
If to
Guarantor:                Metropolitan Partners LLC
                          225 Broadhollow Road
                          Melville, New York 11747
                          Attention: Michael Maturo
                          Telecopy: (516) 756-1764

With Copies of
Notices to the
Borrower or
Guarantor to:             Brown & Wood LLP
                          One World Trade Center
                          New York, New York 10048
                          Attention: Patricia A. Murphy, Esq.
                          Telecopy: (212) 839-5599

If to the Agent:          UBS AG, Stamford Branch
                          299 Park Avenue
                          New York, New York 10171
                          Attention: Xiomara Martez
                          Telecopy: (212) 821-3000

With Copies to:           Skadden, Arps, Slate,
                           Meagher & Flom LLP
                          919 Third Avenue
                          New York, New York 10022
                          Attention:  Martha Feltenstein, Esq.
                          Telecopy: (212) 735-2000

          16. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Agent and its successors and assigns.

          17. The failure of the Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agent, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against the Agent must be expressly set forth in a writing signed by the Agent.

          18. (i) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               (ii) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Guarantor at the address for notices set forth herein. Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdiction.

               (iii) GUARANTOR AND AGENT BY THEIR EXECUTION HEREOF AND THE LENDERS ACCEPTANCE HEREOF EACH HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE AGENT TO ACCEPT THIS GUARANTY AND THAT THE LOANS MADE BY THE LENDERS ARE MADE IN RELIANCE UPON SUCH WAIVER. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY THE AGENT IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

               (iv) Guarantor does hereby further covenant and agree to and with the Agent that Guarantor may be joined in any action against the Borrower in connection with the Loan Documents and that recovery may be had against Guarantor in such action or in any independent action against Guarantor (with respect to the Guaranteed Obligations), without the Agent first pursuing or exhausting any remedy or claim against the Borrower or its successors or assigns. Guarantor also agrees that, in an action brought with respect to the Guaranteed Obligations in any jurisdiction, it shall be conclusively bound by the judgment in any such action by the Agent (wherever brought) against the Borrower or their successors or assigns, as if Guarantor were a party to such action, even though Guarantor was not joined as parties in such action.

               (v) Guarantor hereby agrees to pay all expenses (including, without limitation, reasonable attorneys' fees and disbursements) which may be incurred by the Agent in connection with the enforcement of its rights under this Guaranty, whether or not suit is initiated; provided, however, that such expenses shall be paid by the Agent if a final judgment in favor of Guarantor is rendered by a court of competent jurisdiction. Moreover, Guarantor covenants and agrees to indemnify and save the Agent harmless of and from, and defend it against, all losses, out-of-pocket costs and expenses, liabilities, damages or claims arising by reason of Guarantor's failure to perform its obligations hereunder.

          19. Subject to the terms of Section 6 and Section 22 hereof, this Guaranty shall terminate and be of no further force or effect upon the full performance and payment of the Guaranteed Obligations hereunder. Upon termination of this Guaranty in accordance with the terms of this Guaranty, the Agent promptly shall deliver to Guarantor such documents as Guarantor or Guarantor's counsel reasonably may request in order to evidence such termination.

          20. All of the Agent's rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Agent.

          21. Recourse with respect to any claim arising under or in connection with this Guaranty by the Agent, the Arranger, the Book Manager and the Lenders shall be limited to the same extent as is provided in Section 4.3(e) of the Credit Agreement with respect to claims against the Guarantor and the other parties named therein and the terms, covenants and conditions of Section 4.3(e) of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.

          22. This Guaranty shall terminate as to any Guarantor (other than the Company) upon the sale, transfer or other disposition of the real property owned by such Guarantor (or the general partner of such Guarantor) provided any such sale, transfer or other disposition is otherwise permitted under the Credit Agreement and the proceeds thereof are used to prepay the Loans under and to the extent required by the terms of the Credit Agreement.

          IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first set forth above.

                           GUARANTOR:

                           METROPOLITAN PARTNERS LLC
                           a Delaware limited liability company


                           By:  /s/ Michael Maturo
                                ----------------------------------------------
                                Name:
                                Title: Chief Financial Officer


                           EAST BROADWAY 5151 LIMITED PARTNERSHIP

                           By:  Metropolitan Arizona GP LLC,
                                its General Partner

                                By: Metropolitan Operating Partnership, L.P., its Managing Member

                                     By:  Metropolitan Partners LLC,
                                          its General Partner


                                          By:  /s/ Michael Maturo
                                               --------------------------------
                                               Name:
                                               Title:  Chief Financial Officer


                           METROPOLITAN ARIZONA GP LLC,
                           its General Partner

                           By: Metropolitan Operating Partnership, L.P., its Managing Member

                                By:  Metropolitan Partners LLC,
                                     its General Partner


                                     By:  /s/ Michael Maturo
                                          -------------------------------------
                                          Name:
                                          Title:  Chief Financial Officer

                           MAITLAND WEST ASSOCIATES LIMITED PARTNER
                           SHIP

                           By:  Metropolitan Florida GP LLC,
                                its General Partner

                                By: Metropolitan Operating Partnership, L.P., its Managing Member

                                     By:  Metropolitan Partners LLC,
                                          its General Partner



                                          By:  /s/ Michael Maturo
                                               --------------------------------
                                               Name:
                                               Title:  Chief Financial Officer


                           5750 ASSOCIATES LIMITED PARTNERSHIP

                           By:  Metropolitan Florida GP LLC,
                                its General Partner

                                By: Metropolitan Operating Partnership, L.P., its Managing Member

                                     By:  Metropolitan Partners LLC,
                                          its General Partner


                                         By:  /s/ Michael Maturo
                                               --------------------------------
                                               Name:
                                               Title:  Chief Financial Officer

                           MAITLAND ASSOCIATES, LTD.

                           By:  Metropolitan Florida GP LLC,
                                its General Partner

                                By: Metropolitan Operating Partnership, L.P., its Managing Member

                                     By:  Metropolitan Partners LLC,
                                          its General Partner


                                         By:  /s/ Michael Maturo
                                               --------------------------------
                                               Name:
                                               Title:  Chief Financial Officer

                           TOWER MINEOLA LIMITED PARTNERSHIP

                           By:  Metropolitan Florida GP LLC,
                                its General Partner

                                By: Metropolitan Operating Partnership, L.P., its Managing Member

                                     By:  Metropolitan Partners LLC,
                                          its General Partner


                                         By:  /s/ Michael Maturo
                                               --------------------------------
                                               Name:
                                               Title:  Chief Financial Officer

                           METROPOLITAN MINEOLA GP LLC,
                           its General Partner

                           By: Metropolitan Operating Partnership, L.P., its Managing Member

                                By:  Metropolitan Partners LLC,
                                     its General Partner


                                     By:  /s/ Michael Maturo
                                          --------------------------------
                                          Name:
                                          Title:  Chief Financial Officer


                           810 7TH AVENUE, L.P.

                           By:  810 7th Avenue GP LLC, its General Partner

                                By: Metropolitan Operating Partnership, L.P., its Managing Member

                                     By:  Metropolitan Partners LLC,
                                          its General Partner


                                          By:  /s/ Michael Maturo
                                               --------------------------------
                                               Name:
                                               Title:  Chief Financial Officer


                           810 7th AVENUE GP LLC

                           By: Metropolitan Operating Partnership, L.P., its Managing Member

                                By:  Metropolitan Partners LLC,
                                     its General Partner


                                     By:  /s/ Michael Maturo
                                          --------------------------------
                                          Name:
                                          Title:  Chief Financial Officer

                           100 WALL COMPANY LLC

                           By:  100 Wall MM LLC, its Managing Member

                                By: Metropolitan Operating Partnership, L.P., its Managing Member

                                     By:  Metropolitan Partners LLC,
                                          its General Partner


                                          By:  /s/ Michael Maturo
                                               --------------------------------
                                               Name:
                                               Title:  Chief Financial Officer


                           100 WALL MM LLC

                           By: Metropolitan Operating Partnership, L.P., its Managing Member

                                By:  Metropolitan Partners LLC,
                                     its General Partner


                                     By:  /s/ Michael Maturo
                                          --------------------------------
                                          Name:
                                          Title:  Chief Financial Officer


                           METROPOLITAN FLORIDA GP LLC,
                           its General Partner

                           By: Metropolitan Operating Partnership, L.P., its Managing Member

                                By:  Metropolitan Partners LLC,
                                     its General Partner


                                     By:  /s/ Michael Maturo
                                          --------------------------------
                                          Name:
                                          Title:  Chief Financial Officer

                                     AGENT:

                                     UBS AG, STAMFORD BRANCH,
                                     as Administrative Agent


                                    By: /s/ Jeffrey Walb
                                        --------------------------
                                        Name:
                                        Title: Executive Director


                                     By: /s/ Jeffrey Walb
                                        --------------------------
                                        Name:
                                        Title: Executive Director